UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                            August 23, 2005, August 15, 2005


                               Pipeline Data Inc.


             (Exact name of registrant as specified in its charter)


            DELAWARE                  333-79831                13-3953764

State or other jurisdiction of   (Registration No.)          (IRS Employer
 incorporation or organization                            Identification No.)


             1599 Washington Street, Braintree, Massachusetts 02184
                    (Address of principal executive offices)

                                 (800) 932-5708
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 15, 2005, Pipeline Data Inc. (the "Company") announced second quarter 2005 results, which included a record revenues, record EBITDA and continued profitability. The full text of the press release is set forth in
Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


Item 7.01  REGULATION FD DISCLOSURE

     On August 15, 2005, Pipeline Data Inc. (the "Company") announced second quarter 2005 results, which included a report record revenue, record EBITDA and continued profitability. The full text of the press release is set forth in
Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      Pipeline Data Inc,

Dated: August 23, 2005                               By: /s/ MacAllister Smith

                                                      ------------------------
                                                      MacAllister Smith
                                                      Chief Executive Officer